Exhibit 24

Power of Attorney

Know all by these presents, that each person whose signature appears below hereby constitutes and appoints George Aristides or David M. Lowe, that person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for that person and in that person's name, place and stead, in any and all capacities, to sign the Report on Form 10-K for the year ended December 29, 1995, of Graco Inc. (and any and all amendments thereto) and to file the same with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as that person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney has been signed by the following persons on the date indicated.

                                 Date
                                 -----------------
       \G.Aristides              February 23, 1996
       --------------------      -----------------
       G.Aristides


       \R. O. Baukol             February 23, 1996
       --------------------      -----------------
       R. O. Baukol


       \D. A. Koch               February 23, 1996
       --------------------      -----------------
       D. A. Koch


       \J. R. Lee                February 23, 1996
       --------------------      -----------------
       J. R. Lee


       \R. D. McFarland          February 23, 1996
       --------------------      -----------------
       R. D. McFarland


       \L. R. Mitau              February 23, 1996
       --------------------      -----------------
       L. R. Mitau


       \M. A.M. Morfitt          February 23, 1996
       --------------------      -----------------
       M. A.M. Morfitt


       \D. R. Olseth             February 23, 1996
       --------------------      -----------------
       D. R. Olseth


       \C. M. Osborne            February 23, 1996
       --------------------      -----------------
       C. M. Osborne


       \G. C. Planchon           February 23, 1996
       --------------------      -----------------
       G. C. Planchon


       \W. G. Van Dyke           February 23, 1996
       --------------------      -----------------
       W. G. Van Dyke

                                      35
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